                                                                    EXHIBIT 10.4

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement is made and entered into as of the ____ day of ______________, 2000, by and between Royal BodyCare, Inc., a Nevada corporation (the "COMPANY"), and ______________________ (the "INDEMNITEE").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the interpretation of ambiguous statutes, regulations and bylaws regarding indemnification of directors and officers may be too uncertain to provide such directors and officers with adequate notice of the legal, financial and other risks to which they may be exposed by virtue of their service as such; and

         WHEREAS, damages sought against directors and officers in shareholder or similar litigation by class action plaintiffs may be substantial, and the costs of defending such actions and of judgments in favor of plaintiffs or of settlement therewith may be prohibitive for individual directors and officers, without regard to the merits of a particular action and without regard to the culpability of, or the receipt of improper personal benefit by, any named director or officer to the detriment of the corporation; and

         WHEREAS, the issues in controversy in such litigation usually relate to the knowledge, motives and intent of the director or officer, who may be the only person with firsthand knowledge of essential facts or exculpating circumstances who is qualified to testify in such person's defense regarding matters of such a subjective nature, and the long period of time which may elapse before final disposition of such litigation may impose undue hardship and burden on a director or officer or on such person's estate in launching and maintaining a proper and adequate defense for a director or officer or for such person's estate against claims for damages; and

         WHEREAS, the Company is organized under the General Corporation Law of the State of Nevada of the Nevada Revised Statutes (the "NRS") and Sections 78.7502, 78.751 and 78.752 of the NRS empower corporations to indemnify and advance expenses to a person serving as a director, officer, employee or agent of a corporation and to persons serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, and, as Section 78.751(3)(a) further provides, that the indemnification and advancement of expenses provided by, or granted pursuant to, said sections "does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action."; and

         WHEREAS, the Board of the Company have concluded that it is reasonable and prudent for the Company contractually to obligate itself to indemnify in a reasonable and adequate manner the Indemnitee and to assume for itself maximum liability for expenses and damages in connection with claims lodged against the Indemnitee for such person's decisions and actions as a director, officer, employee or agent of the Company and its subsidiaries.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings set forth below:

         A. "AGREEMENT" means this Indemnification Agreement, as it may be amended from time to time.

         B. "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the Company (as it may be amended or amended and restated from time to time).

         C. "BOARD" means the Board of Directors of the Company.

         D. "CHANGE IN CONTROL" is defined as:

            (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

            (b) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.

            (c) The consummation of a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

            (d) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets.

         E. "COMPANY" has the meaning set forth in the introductory paragraph of this Agreement.

         F. "CORPORATE STATUS" means the status of a person who is or was a director, officer, employee or agent of the Company, or is or was a member of any committee of the Board, and the status of a person who is or was serving at the request of the Company as a director, officer, partner (including service as a general partner of any limited partnership), member, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, other incorporated or unincorporated entity or enterprise or employee benefit plan. For the purposes of this Agreement, any person serving as a director, officer, partner, member, trustee, employee, or agent of any subsidiary of the Company or any employee benefit plan of the Company or any of its subsidiaries shall be deemed to be so serving at the request of the Company, and no corporate or other action shall be or be deemed to be required to evidence any such request.

         G. "DISINTERESTED DIRECTOR" means a director of the Company who is not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

         H. "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended from time to time.

         I. "EXPENSES" means any and all expenses actually and reasonably incurred directly or indirectly in connection with a Proceeding, including, without limitation, all attorneys' fees, retainers, court costs, transcript costs, fees of experts, investigation fees and expenses, accounting and witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

         J. "GOOD FAITH" means, when used with reference to an act or omission of the Indemnitee, an act or omission other than (i) an act or omission committed in bad faith and in a manner the Indemnitee believed to be opposed to the best interests of the Company; (ii) an act or omission that was the result of intentional misconduct involving active or deliberate dishonesty; (iii) an act or omission from which the Indemnitee actually received an improper personal benefit in money, property or services; or (iv) in the case of a criminal Proceeding, an act or omission which involves a knowing violation of law.

         K. "INCUMBENT DIRECTORS" means directors who either (i) are directors of the Company as of the date hereof, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or termination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

         L. "INDEMNIFICATION ARRANGEMENT" has the meaning set forth in SECTION 10.1.


         M. "INDEMNITEE" has the meaning set forth in the introductory paragraph of this Agreement.

         N. "LIABILITIES" means liabilities of any type whatsoever, including, without limitation, any judgments, fines, excise taxes and penalties under the Employee Retirement Income Security Act of 1974, as amended (or any successor statute or act), penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) actually and reasonably incurred directly or indirectly in connection with the investigation, defense, settlement or appeal of any Proceeding or any claim, issue or matter therein.

         O. "NRS" has the meaning set forth in the recitals of this Agreement.

         P. "PROCEEDING" means any threatened, pending or completed action, suit, proceeding, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal or appeals therefrom, and any inquiry or investigation that could lead to any of the foregoing.

         Q. "TRUST" has the meaning set forth in ARTICLE IX.

         R. "TRUSTEE" has the meaning set forth in ARTICLE IX.

         S. "UNDERTAKING" has the meaning set forth in ARTICLE IV.

         T. "VOTING SECURITIES" means any securities of the Company that are entitled to vote generally in the election of directors.

                                   ARTICLE II
                                TERM OF AGREEMENT

         This Agreement shall continue until, and terminate upon the later to occur of (i) the death of the Indemnitee; or (ii) the final termination of all Proceedings (including possible Proceedings) in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by the Indemnitee regarding the interpretation or enforcement of this Agreement. This Agreement shall govern the indemnification rights of the Indemnitee for all Liabilities and Expenses in connection with any Proceeding instituted or commenced on or after the date hereof notwithstanding that any alleged act or omission of the Indemnitee occurred prior to the date hereof.


                                   ARTICLE III
                    NOTICE OF PROCEEDINGS; DEFENSE OF CLAIMS

         SECTION 3.1 NOTICE OF PROCEEDINGS. The Indemnitee will notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder, but the Indemnitee's failure to so notify the Company shall not relieve the Company from any liability to the Indemnitee under this Agreement.

         SECTION 3.2 DEFENSE OF CLAIMS. The Company will be entitled to participate, at the expense of the Company, in any Proceeding of which the Company has notice. The Company jointly with any other indemnifying party similarly notified of any Proceeding will be entitled to assume the defense of the Indemnitee therein, with counsel reasonably satisfactory to the Indemnitee; provided, however, that the Company shall not be entitled to assume the defense of the Indemnitee in any Proceeding if there has been a Change in Control or if the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee with respect to such Proceeding. The Company will not be liable to the Indemnitee under this Agreement for any Expenses incurred by the Indemnitee in connection with the defense of any Proceeding, other than reasonable costs of investigation or as otherwise provided below, after notice from the Company to the Indemnitee of its election to assume the defense of the Indemnitee therein. The Indemnitee shall have the right to employ his or her own counsel in any such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company; (ii) the Indemnitee shall have reasonably concluded that counsel employed by the Company may not adequately represent the Indemnitee and shall have so informed the Company; or (iii) the Company shall not in fact have employed counsel to assume the defense of the Indemnitee in such Proceeding or such counsel shall not, in fact, have assumed such defense or such counsel shall not be acting, in connection therewith, with reasonable diligence; and in each such case the fees and expenses of the Indemnitee's counsel shall be advanced by the Company.

         SECTION 3.3 SETTLEMENT OF CLAIMS. The Company shall not settle any Proceeding in any manner which would impose any Liability, penalty or limitation on the Indemnitee, or cause the Indemnitee to become subject to or bound by any injunction, order, judgment or decree, without the written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected by the Indemnitee without the Company's written consent, which consent shall not be unreasonably withheld or delayed.


                                   ARTICLE IV
                                 INDEMNIFICATION

         SECTION 4.1 IN GENERAL. Upon the terms and subject to the conditions set forth in this Agreement, the Company shall hold harmless and indemnify the Indemnitee against any and all Liabilities and Expenses actually incurred by or for the Indemnitee in connection with any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) to the fullest extent required or permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time require or permit. To the extent that the Indemnitee has at any time heretofore served or at any time hereafter serves as a director, officer, employee, partner, trustee or agent of, for, or on behalf of any subsidiary of the Company, the Company expressly agrees and acknowledges that Indemnitee was or is serving in each such capacity at the request of the Company.

         SECTION 4.2 PROCEEDING OTHER THAN A PROCEEDING BY OR IN THE RIGHT OF THE COMPANY. Without limiting the generality of SECTION 4.1, if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) (other than a Proceeding by or in the right of the Company) by reason of the Indemnitee's Corporate Status, or by reason of any alleged act or omission by the Indemnitee in any such capacity, the Company shall, subject to the limitations set forth in SECTION 4.6 below, hold harmless and indemnify the Indemnitee against any and all Liabilities and Expenses of the Indemnitee in connection with the Proceeding if the Indemnitee acted in Good Faith.

         SECTION 4.3 PROCEEDING BY OR IN THE RIGHT OF THE COMPANY. Without limiting the generality of SECTION 4.1, if the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (whether the Indemnitee is or becomes a party, a witness or otherwise is a participant in any role) by or in the right of the Company to procure a judgment in its favor by reason of the Indemnitee's Corporate Status, or by reason of any alleged act or omission by the Indemnitee in any such capacity, the Company shall, subject to the limitations set forth in SECTION 4.6 below, hold harmless and indemnify the Indemnitee against any and all Expenses of the Indemnitee in connection with the Proceeding if the Indemnitee acted in Good Faith; except that no indemnification under this SECTION 4.3 shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been finally adjudged, pursuant to a judgment or other adjudication which is final and has become nonappealable, to be liable to the Company, unless a court of appropriate jurisdiction (including, but not limited to, the court in which such Proceeding was brought) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such Expenses which such court shall deem proper.

         SECTION 4.4 INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is or has been successful on the merits or otherwise in defense of any Proceeding, the Indemnitee shall be indemnified by the Company to the maximum extent consistent with law against all Expenses of the Indemnitee in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is or has been successful on the merits or otherwise in defense of one or more but less than all claims, issues or matters in such Proceeding, the Company shall hold harmless and indemnify the Indemnitee to the maximum extent consistent with law against all Expenses of the Indemnitee in connection with each successfully resolved claim, issue or matter in such Proceeding. Resolution of a claim, issue or matter by dismissal, with or without prejudice, shall be deemed a successful result as to such claim, issue or matter.

         SECTION 4.5 INDEMNIFICATION FOR EXPENSES OF WITNESS. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee, by reason of the Indemnitee's Corporate Status, has prepared to serve or has served as a witness in any Proceeding, or has participated in discovery proceedings or other trial preparation, the Indemnitee shall be held harmless and indemnified against all Expenses of the Indemnitee in connection therewith.

         SECTION 4.6 SPECIFIC LIMITATIONS ON INDEMNIFICATION. In addition to the other limitations set forth in this ARTICLE IV, and notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated under this Agreement to make any payment to the Indemnitee for indemnification of Liabilities or Expenses, or both, in connection with any
Proceeding:

               1. To the extent that payment of any of the Liabilities or Expenses of the Indemnitee is actually made to the Indemnitee under any insurance policy or is made on behalf of the Indemnitee by or on behalf of the Company otherwise than pursuant to this Agreement; or

               2. For an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statute or regulation.

                                    ARTICLE V
                             ADVANCEMENT OF EXPENSES

         Notwithstanding any provision to the contrary in ARTICLE VI hereof, the Company shall pay or reimburse all Expenses of the Indemnitee incurred by or for the Indemnitee in connection with any Proceeding in advance of the final disposition of such Proceeding, provided that the Company receives an undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified by the Company under applicable law (the "UNDERTAKING"). The Undertaking shall reasonably evidence the Expenses incurred by or for the Indemnitee. The Company shall pay all such Expenses within five (5) business days after the receipt by the Company of the Undertaking. The Undertaking shall be unsecured and interest free, and shall be made and accepted by the Company without reference to the Indemnitee's financial ability to make repayment.

                                   ARTICLE VI
                             PROCEDURE FOR PAYMENT;
                    DETERMINATION OF RIGHT TO INDEMNIFICATION

         SECTION 6.1 PROCEDURE FOR PAYMENT. To obtain indemnification for Liabilities under this Agreement, and to obtain indemnification for Expenses not paid in advance of the final disposition of any Proceeding pursuant to ARTICLE V, the Indemnitee shall submit to the Company a written request for payment, including with such request such documentation as is reasonably available to the Indemnitee and reasonably necessary to determine whether, and to what extent, the Indemnitee is entitled to indemnification and payment hereunder. The Secretary of the Company, or such other person as shall be designated by the Board of Directors, promptly upon receipt of a request for indemnification shall advise the Board of Directors, in writing, of such request. Any indemnification payment due hereunder shall be paid by the Company no later than five (5) business days following the determination, pursuant to this ARTICLE VI, that such indemnification payment is proper hereunder.

         SECTION 6.2 NO DETERMINATION NECESSARY WHEN THE INDEMNITEE WAS SUCCESSFUL. To the extent the Indemnitee is or has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Company shall indemnify the Indemnitee against Expenses of the Indemnitee in connection with any such Proceeding or any claim, issue or matter therein as provided in SECTION 4.4.

         SECTION 6.3 DETERMINATION OF GOOD FAITH ACT OR OMISSION. In the event that SECTION 6.2 is inapplicable with respect to any Proceeding, or any claim, issue or matter therein, the Company shall hold harmless and indemnify the Indemnitee as provided herein unless the Company shall prove by clear and convincing evidence to a forum listed in SECTION 6.4 that the Indemnitee did not act in Good Faith.

         SECTION 6.4 FORUM FOR DETERMINATION. In the event that SECTION 6.2 is inapplicable with respect to any Proceeding, or any claim, issue or matter therein, or unless ordered by a court, or unless the Company has advanced Expenses, then any such discretionary indemnification may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination must be made:

               1. By the stockholders;

               2. By the Board of Directors by majority vote of a quorum consisting of Disinterested Directors;

               3. If a majority vote of a quorum consisting of Disinterested Directors so orders, by independent legal counsel in a written opinion; or

               4. If a majority vote of a quorum consisting of Disinterested Directors cannot be obtained, by independent legal counsel in a written opinion.

         As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee's choice of forum pursuant to this
SECTION 6.4, the Company shall, at the expense of the Company, submit to the selected forum, in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim. The fees and expenses of the selected forum in connection with making the determination contemplated hereunder shall be paid by the Company. If the Company shall fail to submit the matter to the selected forum within thirty (30) days after the Indemnitee's written notice, or if the forum so empowered to make the determination shall have failed to make the requested determination within thirty (30) days after the matter has been submitted to it by the Company, the requisite determination that the Indemnitee has the right to indemnification hereunder shall be deemed to have been made by a majority vote of the Directors who are Disinterested Directors, even though less than a quorum.

         SECTION 6.5 RIGHT TO APPEAL. Notwithstanding a determination by any forum listed in SECTION 6.4 that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, or any claim, issue or matter therein, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or to any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement. Such enforcement action shall consider the Indemnitee's entitlement to indemnification de novo, and the Indemnitee shall not be prejudiced by reason of a prior determination that the Indemnitee is not entitled to indemnification. The Company shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company further agrees to stipulate in any such judicial proceeding that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

         SECTION 6.6 RIGHT TO SEEK JUDICIAL DETERMINATION. Notwithstanding any other provision of this Agreement to the contrary, at any time after sixty (60) days after a request for indemnification has been made to the Company (or upon earlier receipt of written notice that a request for indemnification has been rejected or the expiration of time within which any such payment must be made hereunder) and before the third (3rd) anniversary of the making of such indemnification request, the Indemnitee may petition a court of competent jurisdiction, whether or not such court has jurisdiction over, or is the forum in which is pending, the Proceeding, to determine whether the Indemnitee is entitled to indemnification hereunder, and such court thereupon shall have the exclusive authority to make such determination, unless and until such court dismisses or otherwise terminates the Indemnitee's action without having made such determination. The court, as petitioned, shall make an independent determination of whether the Indemnitee is entitled to indemnification hereunder, without regard to any prior determination in any other forum as provided hereby.

         SECTION 6.7 EXPENSES UNDER THIS AGREEMENT. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing, action, suit or proceeding under this ARTICLE VI involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other hearing, action, suit or proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement, even if it is finally determined that the Indemnitee is not entitled to indemnification in whole or in part hereunder.


                                   ARTICLE VII
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

         SECTION 7.1 BURDEN OF PROOF. In making a determination with respect to entitlement to indemnification hereunder, the person, persons, entity or entities making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption.

         SECTION 7.2 STANDARDS FOR DETERMINING IF EXPENSES REASONABLY INCURRED. It is a purpose of this Agreement to induce the most highly qualified individuals to accept positions of responsibility with the Company and, in so doing, to serve as directors, officers, employees and agents of the Company. Accordingly, the Company desires to provide the Indemnitee with the highest quality professional services available if the Indemnitee becomes a party to or is otherwise involved in a Proceeding because of the Indemnitee's Corporate Status without the Indemnitee's incurring any personal Expense in connection therewith. The Company therefore agrees that the Indemnitee may retain attorneys, accountants, investment bankers, and other professionals and experts anywhere within the United States to represent the Indemnitee in any Proceeding in the United States, that the Indemnitee may retain attorneys, accountants, investment bankers, and other professionals without regard to location if the Proceeding is not in the United States, and that the Company will not deny any request for indemnification hereunder on the basis that the Expenses of any such attorneys, accountants, investment bankers, or other professionals and experts are not or have not been reasonably incurred because of the location of any such attorneys, accountants, investment bankers, or other professionals and experts. The Company further agrees that, for the purpose of determining if an Expense for professional services, including, without limitation, fees of attorneys, accountants, investment bankers, and other professionals and experts, is or has been reasonably incurred, or for the purpose of determining the reasonableness of any such Expense, the standard to be used shall be the highest rates per hour or fees charged by attorneys specializing in the defense of individuals in Proceedings similar to the Proceeding to which the Indemnitee is a party or otherwise involved in the city or cities in which such attorneys are located, and the highest rates per hour or fees charged by accountants, investment bankers, and other professionals and experts assisting or participating in the defense of individuals in Proceedings similar to the Proceeding to which the Indemnitee is a party or otherwise involved in the city or cities in which such accountants, investment bankers, and other professionals and experts are located. In addition to the foregoing, the Company has determined that it is in the Company's best interests that any director, officer, employee or agent of Company who is involved in any Proceeding because of such person's Corporate Status maintain to the greatest extent possible the confidentiality of matters pertaining to such Proceeding, and that such person's participation in such Proceeding be on conditions as similar as reasonably possible to conditions as if such person were participating in the city of such person's personal residence. Due to the continuing deterioration in commercial travel conditions, however, it is increasingly more difficult to achieve this result, and, accordingly, the Company desires to provide the Indemnitee with travel arrangements that come most closely to achieving this result. The Company therefore agrees that, for the purpose of determining whether any Expense hereunder for travel related items is or has been reasonably incurred, or for the purpose of determining the reasonableness of any such Expense, the standards to be used shall be the non-stop first class airfare between destinations and the daily non-discounted room rates charged by the highest rated hotel in the destination city. Any Expense actually incurred for or on behalf of the Indemnitee by any firm providing professional services, including, without limitation, attorneys, accountants, investment bankers, and other professionals and experts, to the Indemnitee in any Proceeding shall be deemed to be reasonably incurred and reasonable. In determining whether any other Expense is or has been reasonably incurred, or whether any such other Expense is reasonable, the standard to be used shall be commensurate with the foregoing. In the event the Company determines not to indemnify the Indemnitee hereunder for any Expense on the basis that any such Expense was or has not been reasonably incurred, the Company agrees that it must prove by clear and convincing evidence that the professional or other services rendered for and on behalf of the Indemnitee, or the goods or services received by or provided for or on behalf of the Indemnitee, provided
(i) no value whatsoever, and (ii) bore no reasonable relationship whatsoever, to the defense of the Indemnitee in the Proceeding. In the event the Company determines not to indemnify the Indemnitee hereunder for any Expense on the basis that any such Expense is or was not reasonable, the Company agrees that it must prove by clear and convincing evidence that the challenged Expense is so grossly in excess of the fair market value for the same or similar Expense as to be manifestly unfair.

         SECTION 7.3 EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in Good Faith.

         SECTION 7.4 RELIANCE AS SAFE HARBOR. For purposes of any determination of whether any act or omission of the Indemnitee was done or made in Good Faith, each act or omission of the Indemnitee shall be deemed to be in Good Faith if the Indemnitee's act or omission is based on the records or books of accounts of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company, or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this SECTION 7.4 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement or under applicable law.

         SECTION 7.5 ACTIONS OF OTHERS. The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.


                                  ARTICLE VIII
                  INSURANCE; OTHER INDEMNIFICATION ARRANGEMENTS

          SECTION 8.1 INSURANCE. In the event that the Company maintains officers' and directors' or similar liability insurance to protect itself and any director or officer of the Company against any expense, liability or loss, such insurance shall cover the Indemnitee to at least the same degree as each other director and/or officer of the Company.

         SECTION 8.2 OTHER ARRANGEMENTS. The Articles of Incorporation and Bylaws of the Company and the NRS permit the Company to purchase and maintain insurance on behalf of the Indemnitee against any Liability asserted against or incurred by him or any Expenses incurred by him or on his behalf in connection with actions taken or omissions by the Indemnitee in his Corporate Status, whether or not the Company would have the power to indemnify the Indemnitee under this Agreement or under the NRS, as they may be in effect from time to time. The purchase of any such insurance shall in no way affect or limit the rights and obligations of the Indemnitee and the Company hereunder, except as expressly provided herein, and the execution and delivery of this Agreement by the Indemnitee and the Company shall in no way affect or limit the rights and obligations of such parties under or with respect to any other such Indemnification Arrangement.


                                   ARTICLE IX
               OBLIGATIONS OF THE COMPANY UPON A CHANGE IN CONTROL

         In the event of a Change in Control, upon written request of the Indemnitee the Company shall establish a trust for the benefit of the Indemnitee hereunder (a "TRUST") and from time to time, upon written request from the Indemnitee, shall fund the Trust in an amount sufficient to satisfy all amounts that may from time to time be payable to the Indemnitee hereunder as indemnification for Liabilities or Expenses (including those that are required to be paid in advance hereunder). The amount or amounts to be deposited in the Trust shall be determined by legal counsel selected by the Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. The terms of the Trust shall provide that (i) the Trust shall not be dissolved or the principal thereof invaded without the written consent of the Indemnitee;
(ii) the trustee of the Trust (the "TRUSTEE") shall be selected by the Indemnitee; (iii) the Trustee shall make advances to the Indemnitee for Expenses within five (5) business days following receipt of a written request therefor and the Undertaking; (iv) the Company shall continue to fund the Trust from time to time in accordance with its funding obligations hereunder; (v) the Trustee promptly shall pay to the Indemnitee all amounts as to which indemnification is due under this Agreement; (vi) unless the Indemnitee agrees otherwise in writing, the Trust for the Indemnitee shall be kept separate from any other trust established for any other person to whom indemnification might be due by the Company; and (vii) all unexpended funds in the Trust shall revert to the Company upon final, nonappealable determination by a court of competent jurisdiction that the Indemnitee has been indemnified to the full extent required under this Agreement.

                                    ARTICLE X
                 NON-EXCLUSIVITY, SUBROGATION AND MISCELLANEOUS

         SECTION 10.1 NON-EXCLUSIVITY. The rights of the Indemnitee hereunder shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under any provision of law, the Articles of Incorporation, the Bylaws of the Company, as the same may be in effect from time to time, any other agreement, a vote of stockholders of the Company or a resolution of directors of the Company or otherwise (each an "INDEMNIFICATION ARRANGEMENT"), and to the extent that during the term of this Agreement the rights of the then-existing directors and officers of the Company are more favorable to such directors or officers than the rights currently provided to the Indemnitee under this Agreement, the Indemnitee shall be entitled to the full benefits of such more favorable rights. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof which would in any way limit the benefits and protections afforded to an Indemnitee hereby shall be effective as to such Indemnitee with respect to any act or omission by such Indemnitee in the Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

         SECTION 10.2 SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         SECTION 10.3 NOTICES. All notices, requests, consents and other communications herein (except as stated in the last sentence of this SECTION 10.3) shall be in writing and shall be mailed by first class or certified mail, postage prepaid, sent by a nationally recognized overnight delivery service, or personally delivered, as follows:

          (a)  If to the Company:

               Royal BodyCare, Inc.
               2301 Crown Court
               Irving, Texas  75038
               Attn:  Clinton Howard, President

               with a copy which shall not constitute notice to:

               Winstead Sechrest & Minick, P.C.
               1201 Elm Street
               5400 Renaissance Tower
               Dallas, Texas  75270
               Attn:  D. Forrest Brumbaugh, Esq.

          (b) If to the Indemnitee at the address shown in the address shown in the Indemnitee's signature below.

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of computing the time periods set forth herein, the date of mailing shall be deemed to be the delivery date.

         SECTION 10.4 GOVERNING LAW. The parties agree that this Agreement shall be governed by, construed and enforced in accordance with, the substantive laws of the State of Nevada, without regard to the principles of choice of laws thereof.

         SECTION 10.5 CONSOLIDATION, MERGER OR SALE OF ASSETS. The Company shall not consolidate with or merge into any other corporation, partnership, limited liability company or other entity or convey or transfer its properties and assets substantially as an entirety to any individual, corporation, partnership, limited liability company or other entity, unless (i) the entity formed by such consolidation or into which the Company is merged or the individual or entity who or which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety (in either case, a "SUCCESSOR") shall be a citizen of or entity organized under the laws of the United States of America, or any state thereof or the District of Columbia, and shall by written agreement executed and delivered to the Indemnitee, in form, scope and substance satisfactory to the Indemnitee and the Indemnitee's legal counsel, expressly assume and agree to be bound by and to perform this Agreement in the same manner and to the same extent as the Company would be required to perform absent such consolidation, merger, conveyance or transfer, and (ii) the Indemnitee shall have received an opinion, in form, scope and substance satisfactory to the Indemnitee and the Indemnitee's legal counsel, from counsel acceptable to the Indemnitee, that such written agreement to assume and be bound by and perform this Agreement has been duly authorized by all requisite actions, has been duly executed and delivered by the Successor and is enforceable against the Successor (except to the extent enforceability may be limited by bankruptcy or similar laws, general principles of equity or the federal securities laws).

         SECTION 10.6 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors and permitted assigns. This Agreement cannot be assigned by the Company, either directly or indirectly, by purchase, merger, consolidation or otherwise, without the express written consent of the Indemnitee unless the Company shall have received, prior to such assignment, from any successor or assignee (whether direct or indirect, by purchase, merger, consolidation or otherwise) a written agreement, in form, scope and substance reasonably satisfactory to the Indemnitee, expressly to assume and agree to be bound by and to perform this Agreement in the same manner and to the same extent as the Company would be required to perform absent such succession or assignment.

         SECTION 10.7 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. It is the express intention and agreement of the Company and the Indemnitee that any court of competent jurisdiction that interprets or enforces this Agreement have full power and authority to reform any provision of this Agreement to modify the invalid or unenforceable provision to achieve the parties' intent to provide the Indemnitee with indemnification for Liabilities and Expenses to the maximum extent permitted by applicable law.

         SECTION 10.8 WAIVER. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

         SECTION 10.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto in reference to the subject matter hereof; provided, however, that the parties acknowledge and agree that the NRS and the Articles of Incorporation and Bylaws of the Company and each of its subsidiaries contain provisions on the subject matter hereof and that this Agreement is not intended to, and does not, limit the rights or obligations of the parties hereto pursuant to the NRS or such instruments, or under any other contract, agreement, insurance policy or other instrument or document heretofore or hereafter existing which provides to the Indemnitee any right of indemnification or reimbursement of any nature whatsoever.

         SECTION 10.10 TITLES. The titles to the articles and sections of this Agreement are inserted for convenience of reference only and should not be deemed a part hereof or affect the construction or interpretation of any provisions hereof.

         SECTION 10.11 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         SECTION 10.12 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one agreement binding on all the parties hereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          ROYAL BODYCARE, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------




                                          INDEMNITEE


                                          -------------------------------------
                                          [Name]
                                          [Address]